                              LOOMIS SAYLES FUNDS

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              LOOMIS SAYLES FUNDS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              LOOMIS SAYLES FUNDS
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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Notes:

Please note if you own more than one fund you will find enclosed a proxy card for each fund. Please be sure to vote all cards and return them in the enclosed envelope.

As a Loomis Sayles Funds shareholder, you now have the option of receiving your Fund's financial reports and prospectuses via email. To apply for this benefit at this time, you must vote your proxy via the Internet.

If you have questions, please call (800) 633-3330 to speak with a Loomis Sayles representative.

August 21, 2000

                  Dear Shareholders:

[PHOTO]
                    Loomis, Sayles & Company, L.P. is pleased to inform you
                  that our parent company, Nvest Companies, L.P. (Nvest), has agreed to be acquired by France's Caisse des Depots Group's investment management arm--CDC Asset Management (CDC AM).

  A special meeting of shareholders will be held on October 5, 2000. The purpose of the meeting is to vote on a new Advisory Agreement for each fund since the current agreements will end when Nvest is acquired by the new parent company, CDC AM.

  We would like to take this opportunity to emphasize that our investment independence and autonomy will continue uninterrupted. We want to assure you as a shareholder that the transaction is not expected to result in any changes in our management, investment philosophy, operating procedures or client service functions.

  Enclosed you will find a proxy statement and a "Proposal Overview" that provide information on the proposal and information about how to cast your vote. Please read the entire proxy statement prior to voting since the summary is meant to be a brief overview for your reference.

  If you have any questions or would like additional information before you vote, please call us at (800) 633-3330.

Sincerely,

[LOGO]
Daniel J. Fuss
President,
Loomis Sayles Funds

                               PROPOSAL OVERVIEW

  Below is an overview of the proposal for shareholder vote. Your vote is important to us. Please read the entire enclosed proxy statement prior to voting. We appreciate your interest in Loomis Sayles Funds and look forward to serving you in the future.

What is the proposal?

  To approve a new Advisory Agreement for each Fund

What is the purpose of an Advisory Agreement?

  An Advisory Agreement provides that the Adviser (Loomis, Sayles & Company, L.P.), under the Trustees' supervision, will (1) decide what securities to buy and sell for a Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

Why are the Trustees proposing a new Advisory Agreement for each Fund?

  The current Advisory Agreements will terminate when the Adviser's parent company, Nvest Companies, L.P. (Nvest) is acquired by a new parent company, CDC Asset Management (CDC AM). Under the Investment Company Act of 1940, the advisory agreements of mutual funds automatically terminate when an investment adviser or its parent company undergo a change of ownership.

Why do you need my vote?

  Under the Investment Company Act of 1940, a Fund cannot enter into a new Advisory Agreement unless the shareholders of that Fund vote to approve the new agreement.

Will the advisory fee rate change?

  No change in advisory fee rate is being proposed.

When will the acquisition take place?

  The acquisition is expected to take place before the end of the year. The acquisition will occur only if various conditions are met, including certain government approvals and approval by vote of the unit holders of Nvest and Nvest, L.P., Nvest's advising general partner.

How will the acquisition affect my fund account(s)?

  As a mutual fund shareholder, you will continue to receive the same high level of service and disciplined investment management to which you have become accustomed. The acquisition is not expected to result in any changes in the Adviser's management, investment philosophy, operating procedures or client service functions. As a firm, the Adviser stands to benefit from the worldwide support of an institution of the quality of CDC AM.

Tell me more about CDC AM.

  CDC AM is a part of Caisse des Depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in banking, insurance, investment banking, asset management and global custody industries.

How can I vote?

By mail. Vote, sign and return the enclosed proxy card

By telephone. Call (800) 690-6903

By Internet. Visit http://www.proxyvote.com

                              Loomis Sayles Funds
                             One Financial Center
                               Boston, MA 02111

                     Loomis Sayles Aggressive Growth Fund
                            Loomis Sayles Bond Fund

                      Loomis Sayles Core Value Fund
                      Loomis Sayles Emerging Markets Fund
                        Loomis Sayles Global Bond Fund
                     Loomis Sayles Global Technology Fund
                           Loomis Sayles Growth Fund
                         Loomis Sayles High Yield Fund
                 Loomis Sayles Intermediate Maturity Bond Fund
                    Loomis Sayles International Equity Fund
                   Loomis Sayles Investment Grade Bond Fund
                        Loomis Sayles Managed Bond Fund
                       Loomis Sayles Mid-Cap Value Fund
                       Loomis Sayles Municipal Bond Fund
                          Loomis Sayles Research Fund
                      Loomis Sayles Short-Term Bond Fund
                      Loomis Sayles Small Cap Growth Fund
                      Loomis Sayles Small Cap Value Fund
                      Loomis Sayles U.S. Government Fund
                         Loomis Sayles Worldwide Fund
                                 (the "Funds")

                   Notice of Special Meeting of Shareholders
                                October 5, 2000

  A special meeting of the shareholders of each Fund will be held on October 5, 2000 at 2:00 P.M. Eastern time at the offices of Loomis Sayles Funds on the 34th floor of One Financial Center, Boston, Massachusetts, for these purposes:

    1. To approve a new Advisory Agreement with Loomis, Sayles & Company, L.P., for each Fund.

    2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

  Shareholders of record at the close of business on August 7, 2000 are entitled to notice of and to vote at the meeting and any adjourned session.

                                             By order of the Board of
                                               Trustees,

                                             Sheila M. Barry
                                             Secretary

August 21, 2000

 Please respond. Your vote is important. Please complete, sign, date and return the enclosed proxy card, or vote by phone or via the internet, whether or not you plan to attend the meeting.

                                PROXY STATEMENT

                              Loomis Sayles Funds
                             One Financial Center
                               Boston, MA 02111

                     Loomis Sayles Aggressive Growth Fund
                            Loomis Sayles Bond Fund

                      Loomis Sayles Core Value Fund
                      Loomis Sayles Emerging Markets Fund
                        Loomis Sayles Global Bond Fund
                     Loomis Sayles Global Technology Fund
                           Loomis Sayles Growth Fund
                         Loomis Sayles High Yield Fund
                 Loomis Sayles Intermediate Maturity Bond Fund
                    Loomis Sayles International Equity Fund
                   Loomis Sayles Investment Grade Bond Fund
                        Loomis Sayles Managed Bond Fund
                       Loomis Sayles Mid-Cap Value Fund
                       Loomis Sayles Municipal Bond Fund
                          Loomis Sayles Research Fund
                      Loomis Sayles Short-Term Bond Fund
                      Loomis Sayles Small Cap Growth Fund
                      Loomis Sayles Small Cap Value Fund
                      Loomis Sayles U.S. Government Fund
                         Loomis Sayles Worldwide Fund
                                 (the "Funds")

  The Trustees of Loomis Sayles Funds (the "Trustees") are soliciting proxies from the shareholders of each of the Funds in connection with a special meeting of shareholders of each Fund (the "Meeting"). The Meeting will be held on October 5, 2000 at 2:00 P.M. Eastern time at the offices of Loomis Sayles Funds on the 34th Floor, One Financial Center, Boston, MA 02111. The meeting notice, this Proxy Statement and proxy cards are being sent on or about August 21, 2000 to shareholders of record at the close of business on August 7, 2000 (the "Record Date").

  The only item of business that the Trustees expect will come before the Meeting is approval of a new Advisory Agreement (Management Agreement in the case of the Managed Bond Fund) for each Fund (each Fund's "New Advisory

Agreement") with Loomis, Sayles & Company, L.P. (the "Adviser"). As explained below, the proposed New Advisory Agreement for each Fund is identical (except for its date) to the Advisory Agreement currently in effect for that Fund (each Fund's "Current Advisory Agreement").

  The reason the Trustees are proposing the New Advisory Agreement for each Fund is that the Current Advisory Agreements will terminate when the Adviser's parent company, Nvest Companies, L.P. ("Nvest"), is acquired by a new parent company, CDC Asset Management ("CDC AM," with the acquisition being referred to as the "Acquisition"). (A federal law, the Investment Company Act of 1940, as amended (the "Investment Company Act") provides generally that the advisory agreements of mutual funds automatically terminate when the investment adviser or its parent company undergo a significant change of ownership.) The Trustees have carefully considered the matter and have concluded that it is appropriate to enter into the New Advisory Agreement for each Fund, so that the Adviser can continue to manage each Fund following the Acquisition on the same terms as are now in effect.

  The Acquisition will be consummated only if certain conditions are satisfied (or waived by the parties if permitted by law). These conditions include, among others, certain government approvals of the Acquisition and approval of the Acquisition by vote of the unitholders of Nvest and Nvest, L.P., Nvest's advising general partner. Nvest currently expects that the consummation of the Acquisition will occur during the fourth calendar quarter of 2000, but the Acquisition could be delayed. If the Acquisition is not consummated, the New Advisory Agreements would not be needed because the automatic termination of the Current Advisory Agreements would not occur.

  Under the Investment Company Act, a Fund cannot enter into a New Advisory Agreement unless the shareholders of that Fund vote to approve the New Advisory Agreement. The Meeting is being held to seek shareholder approval of the New Advisory Agreements. No change in advisory fee rate is being proposed for any of the Funds.

  Shareholders of each Fund will vote with regard to the New Advisory Agreement only for that Fund. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

  The Trustees unanimously recommend that the shareholders of each Fund vote to approve the New Advisory Agreement for that Fund.

 Description of the New Advisory Agreements

  The New Advisory Agreement for each Fund is identical to the Current Advisory Agreement for that Fund, except that the date of each New Advisory

Agreement will be the date of the consummation of the Acquisition (the "Closing Date"). Appendix A to this Proxy Statement sets forth information about the Current Advisory Agreements, including the dates of the Current Advisory Agreements and the advisory fee rates under both the New Advisory Agreements and the Current Advisory Agreements. Appendix B to this Proxy Statement contains the form of the New Advisory Agreements. The terms of the Current Advisory Agreements and the New Advisory Agreements are substantially the same as the form of New Advisory Agreement in Appendix B, except for (1) the names of the Funds, (2) the dates of the Agreements and (3) the fee rates. The next several paragraphs briefly summarize some important provisions of the New Advisory Agreements, but for a complete understanding of the New Advisory Agreements you should read Appendixes A and B.

  Each New Advisory Agreement essentially provides that the Adviser, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

  Each New Advisory Agreement provides that it will continue in effect for an initial period of two years (beginning on the Closing Date). After that, it will continue in effect from year to year as long as its continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust or the Adviser (these Trustees who are not "interested persons" are referred to below as the "Independent Trustees").

  Each New Advisory Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, on sixty days' written notice to the Adviser, or by the Adviser upon ninety days' written notice to the Trust, and each terminates automatically in the event of its "assignment," as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occur (such as the Acquisition).

  In addition, each New Advisory Agreement will automatically terminate if the Adviser requires the relevant Fund to change its name so as to eliminate all references to the words "Loomis" or "Sayles," unless the continuance of such New Advisory Agreement after such change is approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees, including a majority of the Independent Trustees.

  Each New Advisory Agreement provides that the Adviser will not be liable to the relevant Fund or its shareholders, except for liability arising from the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                    Basis for the Trustees' Recommendation

  The Trustees determined at a meeting held on August 7, 2000 to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for that Fund.

  In making this determination, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

  . the Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

  . the terms of the relevant advisory agreements (in this case, the New Advisory Agreements);

  . the scope and quality of the services that the Adviser has been providing to the Funds;

  . the investment performance of the Funds and of similar funds managed by other advisers;

  . the advisory fee rates payable to the Adviser by the Funds and by other funds and client accounts managed by the Adviser, and payable by similar funds managed by other advisers (Appendix C to this Proxy Statement contains information comparing each Fund's advisory fee schedule to the fee schedule for other funds managed by the Adviser that have similar investment objectives);

  . the total expense ratios of the Funds and of similar funds managed by other advisers;

  . the Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Adviser (see "Certain Brokerage Matters" below for more information about these matters); and

  . compensation payable by the Funds to affiliates of the Adviser for other services (see Appendix D to this Proxy Statement for more information about this compensation); these services are expected to continue after the approval of the New Advisory Agreements.

  In addition to reviewing the aforementioned types of information, which the Trustees regularly consider on an annual or more frequent basis, the Trustees gave particular consideration to matters relating to the possible effects on the Adviser and the Funds of the Acquisition. Among other things, the Trustees considered:

  . the stated intention of Nvest and CDC AM that the Adviser will continue to have a high degree of managerial autonomy from its parent organizations and from other subsidiaries of Nvest;

  . the stated intention of Nvest, CDC AM and the Adviser that the acquisition not change the investment approach or process used by the Adviser in managing the Funds;

  . representations of senior executives of the Adviser and the portfolio managers of the Funds that they have no intention of terminating their employment with the Adviser as a result of the Acquisition, and representations of the Adviser, Nvest and CDC AM that they have no intention of terminating the employment of these executives or portfolio managers as a result of the Acquisition;

  . certain actions taken by CDC AM, Nvest and the Adviser intended to help retain and provide incentives to key personnel of Nvest and the Adviser;

  . assurances from the Adviser that it has no plans, as a result of or in connection with the Acquisition, to change or discontinue existing arrangements under which it waives fees or bears expenses of certain of the Funds; and

  . the general reputation and the financial resources of CDC AM and its parent organizations.

  In addition, the Trustees considered that the agreement relating to the Acquisition provides that CDC AM and its immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides that a mutual fund investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (e.g., the change of control of the Adviser's parent as a result of the Acquisition) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. (No change in the current board of Loomis Sayles Funds is required to satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

  After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Fund and to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for that Fund.

 Information About the Ownership of the Adviser and the CDC AM/Nvest
  Transaction

  The Adviser is a limited partnership that has one general partner, Loomis, Sayles & Company, Inc. (the "Adviser General Partner"). Robert J. Blanding is the principal executive officer of the Adviser. His principal occupation is Chairman and Chief Executive Officer of the Adviser. The address of the Adviser and the Adviser General Partner is One Financial Center, Boston, MA 02111. The address of Mr. Blanding is 555 California Street, San Francisco, CA 94104. The Adviser General Partner is a direct wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly-owned subsidiary of Nvest. Nvest's managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, MetLife owns, directly or indirectly, approximately 48% of the limited partnership interests in Nvest. Nvest, L.P. owns approximately 15% of Nvest. (These percentages, which are as of June 30, 2000, do not reflect the vesting and exercise, described below, of various options held by personnel of Nvest and of its affiliates, including the Adviser, to acquire limited partnership units of Nvest, L.P.) If the Acquisition is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest, Nvest Corporation, Nvest Holdings and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

  On June 16, 2000, Nvest and CDC AM announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of

Merger (the "Merger Agreement"). Under the Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., at a price of $40 per unit. This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to the Adviser and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Under this formula, the price per unit that CDC AM will pay to acquire Nvest, including the price it will pay to those Loomis Sayles Funds' trustees and officers who have been granted options to acquire units (see below), could be reduced if a Fund's shareholders do not approve the New Advisory Agreement for that Fund. Assuming a transaction price of $40 per unit, and the number of units and options outstanding as of June 30, 2000, the aggregate price payable by CDC AM to acquire all of the units of Nvest will be approximately $1.5 billion, and the aggregate price payable by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) will be approximately $375 million.

  The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Adviser and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by a Fund's shareholders of a New Advisory Agreement for that Fund, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain trustees and officers of Loomis Sayles Funds will receive certain material payments or benefits if the transaction occurs. The transaction will result in the automatic termination of the Current Advisory Agreements. If for some reason the transaction does not occur, the New Advisory Agreements will not be entered into, even if they have been approved by the Funds' shareholders.

  As a result of the Acquisition, Nvest and Nvest, L.P. would become indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des Depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56, rue de Lille, 75007 Paris, France. The registered address of CDC is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management-North America.

  Various personnel of Nvest and of its affiliates, including the Adviser, have previously been granted options to purchase limited partnership units of Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provides that these options will vest and become fully exercisable immediately before the Acquisition, even though some of these options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction as described previously, but not below $34 per unit).

  Certain Relationships and Interests of Loomis Sayles Funds Trustees and Officers. Daniel J. Fuss, a Trustee and officer of Loomis Sayles Funds, and the persons listed on Appendix F, are officers of Loomis Sayles Funds, and are also officers or employees of the Adviser, directors of the Adviser General Partner or directors of Nvest Corporation (collectively, the "Adviser Affiliates"). Some of the Adviser Affiliates, including Mr. Fuss, are participants in the Loomis Sayles Equity Sharing Plan, which entitles them to a share of the profits earned by Loomis Sayles under certain circumstances. Some of the Adviser Affiliates, including Mr. Fuss, own partnership units in Nvest or Nvest, L.P. or have the right to acquire partnership units under options and, upon completion of CDC AM's acquisition of Nvest, will receive the consideration provided in the Merger Agreement for the partnership units they own or have the right to acquire under options. Depending on the number of units an Adviser Affiliate owns or has the right to acquire, the amount of consideration he or she receives could be substantial. In addition, the Merger Agreement provides that, in connection with CDC AM's acquisition of Nvest, certain Adviser Affiliates, including Mr. Fuss, would enter into ongoing employment agreements or participate in a retention program described below. Among other matters, such an employment agreement would generally restrict an employee from competing with the Adviser and soliciting clients of the Adviser and would provide for substantial payments to be made if the employee remains employed for specified periods of up to five years, in addition to regular salary and bonus payments. Under the retention program, certain Adviser Affiliates would receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some cases may be substantial in amount, an eligible Adviser Affiliate must remain employed by the Adviser and must agree to refrain from competing with the Adviser and soliciting clients of the Adviser.

 Certain Brokerage Matters

  In their consideration of the New Advisory Agreements, the Trustees took into account the Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Adviser. The Adviser has informed the Trustees that it does not expect to change these practices as a result of the Acquisition. The following is a summary of these practices.

  In placing orders for the purchase and sale of portfolio securities for each Fund, the Adviser always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of the Adviser, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

  The Adviser selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing, and settling an order, and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Funds, other than the Loomis Sayles Emerging Markets Fund, the Loomis Sayles Global Technology Fund, the Loomis Sayles High Yield Fund, the Loomis Sayles International Equity Fund, and the Loomis Sayles Worldwide Fund, will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker that do not contribute to the best price and execution of the transaction.

  Receipt of research services from brokers may sometimes be a factor in selecting a broker that the Adviser believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation, and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the Adviser's expenses. Such services may be used by the Adviser in servicing other client accounts and, in some cases, may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

  Loomis Sayles Emerging Markets Fund, Loomis Sayles Global Technology Fund, Loomis Sayles High Yield Fund, Loomis Sayles International Equity Fund, and Loomis Sayles Worldwide Fund. In placing orders for the purchase and sale of securities for the Loomis Sayles Emerging Markets Fund, the Loomis Sayles Global Technology Fund, the Loomis Sayles High Yield Fund, the Loomis Sayles International Equity Fund, and the Loomis Sayles Worldwide Fund, the Adviser follows the same policies as for the other Funds except that the Adviser may cause these Funds to pay a broker-dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for these Funds in excess of the amount another broker-dealer would have charged for effecting that transaction. The Adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Adviser's overall responsibilities to the Trust and its other clients. The Adviser's authority to cause these Funds to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

 Other Information

  Principal Underwriter's Address. The address of the Funds' principal underwriter, Loomis Sayles Distributors, L.P., an affiliate of the Adviser, is One Financial Center, Boston, MA 02111.

  Fund Annual and Semi-Annual Reports. The Funds have previously sent their Annual and Semi-Annual Reports dated September 30, 1999 and March 31, 2000, respectively to shareholders. You can obtain a copy of these Reports without charge by writing to Loomis Sayles Funds, One Financial Center, Boston, MA 02111, or by calling (800) 633-3330.

  Outstanding Shares and Significant Shareholders. Appendix E to this Proxy Statement lists for each Fund the total number of shares outstanding as of the Record Date for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Fund, and contains information about the shareholdings in the Funds of the Trustees and the executive officers of the Funds.

 Information About Proxies and the Conduct of the Meeting

  Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of the Adviser or of Nvest and its affiliated companies. In addition, D.F. King & Co., Inc., has been engaged to assist in the solicitation of proxies, at an estimated cost of $74,000.

  Costs of Solicitation. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by the Adviser, Nvest or CDC AM. None of these costs will be borne by the Funds.

  Voting and Tabulation of Proxies. You may vote by any of the following three methods: (1) by mailing the enclosed proxy card, (2) through the use of the internet or (3) by telephone. Shares represented by duly executed proxies will be voted as instructed on the proxy. If you mail the enclosed proxy, and no choice is indicated, the proxy will be voted in favor of the New Advisory Agreement. Votes made through the use of the internet or by telephone must have an indicated choice to be accepted. At any time before it has been voted, you may revoke your proxy in any of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of Loomis Sayles Funds,
(ii) by properly executing a later-dated proxy by any of the voting methods described above or (iii) by attending the Meeting and voting in person.

  Votes cast in person or by proxy at the Meeting will be counted by persons appointed by Loomis Sayles Funds as tellers for the Meeting (the "Tellers"). Forty percent (40%) of the shares of any Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. Any lesser number shall be sufficient for adjournments. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

  Required Vote. For each Fund, the vote required to approve the New Advisory Agreement is the lesser of (1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained for any Fund, the Trustees will consider what other actions to take in the best interests of the Funds.

  Adjournments; Other Business. If any Fund has not received enough votes by the time of the Meeting to approve that Fund's New Advisory Agreement, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. An adjournment as to any Fund requires the affirmative vote of a majority of the shares of that Fund that are voted when such adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Fund's New Advisory Agreement. They will vote against any such adjournment any proxy that directs them to vote against the New Advisory Agreement. They will not vote any proxy that directs them to abstain from voting on the New Advisory Agreement. If sufficient favorable votes have been received at the time of the Meeting in connection with any of Loomis Sayles Funds, action will be taken with respect to those Fund(s), and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Fund(s).

  The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Advisory Agreements. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of Loomis Sayles Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

  Shareholder Proposals at Future Meetings. Loomis Sayles Funds does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Funds in writing a reasonable amount of time before Loomis Sayles Funds solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                      Appendix A

                            LOOMIS SAYLES FUNDS

                                                  Description
                                                   of Trustee
                                                     Action
                                                   Regarding
                                                    Current
                                                    Advisory
                                                   Agreement
                                                     Since      Date of Last Submission
                                         Date of   Beginning      of Current Advisory
                                         Current   of Fund's   Agreement for Shareholder
                          Advisory Fee  Advisory  Last Fiscal   Approval and Reason for
Name of Fund              Rate Schedule Agreement     Year            Submission
------------              ------------- --------- ------------ -------------------------
Loomis Sayles Aggressive       .75%     12/30/96  Approved       **
Growth                                            continuation

Loomis Sayles Bond Fund        .60%     8/30/96   Approved       11/21/95 approved
                                                  continuation   new advisory
                                                                 agreement due to
                                                                 a change in control

Loomis Core Value Fund         .50%     8/30/96   Approved       11/21/95 approved
                                        amended   continuation   new advisory
                                        12/1/96*                 agreement due to
                                                                 a change in control

Loomis Sayles Emerging        1.25%     11/1/99   None           **
Markets Fund

Loomis Sayles Global           .60%     8/30/96   Approved       11/21/95 approved
Bond Fund                               amended   continuation   new advisory
                                        12/1/96*                 agreement due to
                                                                 a change in control

Loomis Sayles Global          1.00%     12/1/99   None           **
Technology Fund

Loomis Sayles Growth           .50%     8/30/96   Approved       11/21/95 approved
Fund                                    amended   continuation   new advisory
                                        12/30/96*                agreement due to a
                                                                 change in control

Loomis Sayles High Yield       .60%     8/30/96   Approved       **
Fund                                              continuation

Loomis Sayles                  .40%     12/30/96  Approved       **
Intermediate Maturity                             continuation
Bond Fund

Loomis Sayles                  .75%     8/30/96   Approved       11/21/95 approved
International Equity                    amended   continuation   new advisory
Fund                                    12/1/96*                 agreement due to
                                                                 a change in control

Loomis Sayles Investment       .40%     12/30/96  Approved       **
Grade Bond Fund                                   continuation

Loomis Sayles Mid-Cap          .75%     12/30/96  Approved       **
Value Fund                                        continuation

                                                                     Appendix A

                           LOOMIS SAYLES FUNDS

                                                     Description
                                                      of Trustee
                                                        Action
                                                      Regarding
                                                       Current
                                                       Advisory
                                                      Agreement
                                                        Since      Date of Last Submission
                                        Date of       Beginning      of Current Advisory
                          Advisory      Current       of Fund's   Agreement for Shareholder
                          Fee Rate     Advisory      Last Fiscal   Approval and Reason for
Name of Fund              Schedule     Agreement         Year            Submission
------------              -------- ----------------- ------------ -------------------------
Loomis Sayles Municipal     .40%+  8/30/96           Approved       11/21/95 approved
Bond Fund                          amended           continuation   new advisory
                                   12/1/96*                         agreement due to
                                                                    a change in control

Loomis Sayles Research      .75%   5/9/00            None           **
Fund

Loomis Sayles Short-Term    .25%   8/30/96           Approved       11/21/95 approved
Bond Fund                          amended           continuation   new advisory
                                   12/1/96*                         agreement due to
                                                                    a change in control

Loomis Sayles Small Cap     .75%   8/30/96           Approved       11/21/95 approved
Value Fund                         as amended        continuation   new advisory
                                   12/1/96*                         agreement due to
                                                                    a change in control

Loomis Sayles Small Cap     .75%   12/30/96          Approved       **
Growth Fund                                          continuation

Loomis Sayles U.S.          .30%   Amended and       Approved       11/21/95 approved
Government Fund                    Restated 12/1/98* continuation   new advisory
                                                                    agreement due to
                                                                    a change in control

Loomis Sayles Worldwide     .75%   8/30/96           Approved       11/21/95 approved
Fund                               amended           continuation   new advisory
                                   12/1/96*                         agreement due to
                                                                    a change in control

Loomis Sayles Managed       .60%   8/26/98           Approved       **
Bond Fund                                            continuation

-----------
 *Advisory Agreement amended to reduce the annual rate of compensation paid to the Adviser.

**Approved by initial shareholder prior to public offering.

 +The Adviser has agreed to reduce the advisory fee for the Municipal Bond Fund to .30% through February 1, 2001.

                                                                     Appendix B

                    FORM OF INVESTMENT ADVISORY AGREEMENTS

                            ADVISORY AGREEMENT

  AGREEMENT made as of this [date] day of [month], 2000, by and between Loomis Sayles Funds, a Massachusetts business trust (the "Trust"), with respect to its NAME OF FUND series (the "Series"), and Loomis, Sayles & Company, L.P., a Delaware limited partnership (the "Adviser").

                               WITNESSETH:

  WHEREAS, the Trust and the Adviser wish to enter into an agreement setting forth the terms upon which the Adviser will perform certain services for the Series;

  NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

    1. The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets belonging to the Series and to perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Adviser hereby accepts such employment and agrees, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    2. In carrying out its obligations to manage the investment and reinvestment of the assets belonging to the Series, the Adviser shall:

      (a) obtain and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objective and policies;

      (b) take such steps as are necessary to implement the investment policies of the Series by purchase and sale of securities, including the placing of orders for such purchase and sale with brokers or dealers selected by the Adviser [the following pertains only to the Loomis Sayles Emerging Markets Fund, Loomis Sayles Global Technology Fund, Loomis Sayles High Yield Fund, Loomis Sayles International Equity Fund, and Loomis Sayles Worldwide Fund: In the selection of such broker and dealers and the placing of such orders, the Adviser shall always seek best execution (except to the extent permitted by the next sentence hereof), which is to place the Series' portfolio transactions where it can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Subject to such policies, if any, as the Board of Trustees of the Trust may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused the Series to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage services provided by such broker dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Series and to other clients of the Adviser as to which the Adviser exercises investment discretion]; and

      (c) regularly report to the Board of Trustees with respect to the implementation of the investment policies of the Series.

    3. All activities in connection with the management of the affairs of the Series undertaken by the Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees, any duly constituted committee thereof or any officer of the Trust acting pursuant to like authority.

    4. In addition to performing at its expense the obligations set forth in section 2 hereof, the Adviser shall furnish to the Trust at the Adviser's own expense or pay the expenses of the Trust for the following:

      (a) office space in such place or places as may be agreed upon from time to time, and all necessary office supplies, facilities and equipment;

      (b) necessary executive and other personnel for managing the affairs of the Series (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services and exclusive of any managerial functions described in section 5); and

      (c) compensation, if any, of Trustees of the Trust who are directors, officers, partners or employees of the Adviser or any affiliated person (other than a registered investment company) of the Adviser.

    5. Except as the Adviser may otherwise agree from time to time, nothing in section 4 hereof shall require the Adviser to bear, or to reimburse the Trust for:

      (a) any of the costs of printing and distributing the items referred to in subsection (n) of this section 5;

      (b) any of the costs of preparing, printing and distributing sales literature;

      (c) compensation of Trustees of the Trust who are not directors, officers, partners or employees of the Adviser or of any affiliated person (other than a registered investment company) of the Adviser;

      (d) registration, filing and other fees in connection with requirements of regulatory authorities;

      (e) the charges and expenses of the custodian appointed by the Trust for custodial, paying agent, transfer agent and plan agent services;

      (f) charges and expenses of independent accountants retained by the Trust;

      (g) charges and expenses of any transfer agents and registrars appointed by the Trust;

      (h) brokers' commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

      (i) taxes and fees payable by the Trust to Federal, State or other governmental agencies;

      (j) any cost of certificates representing shares of the Series;

      (k) legal fees and expenses in connection with the affairs of the Trust including registering and qualifying its shares with Federal and State regulatory authorities;

      (l) expenses of meetings of shareholders and Trustees of the Trust;

      (m) interest, including interest on borrowings by the Trust;

      (n) the cost of services, including services of counsel, required in connection with the preparation of the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders of the Trust or regulatory authorities; and

      (o) the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

    6. The services of the Adviser to the Trust hereunder are not to be deemed exclusive and the Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

    7. As full compensation for all services rendered, facilities furnished and expenses borne by the Adviser hereunder, the Trust shall pay the Adviser compensation at the annual percentage rate of %, or such lesser rate as the Adviser may agree to from time to time. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Trust may from time to time determine and specify in writing to the Adviser. The Adviser hereby acknowledges that the Trust's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

    8. If the total of all ordinary business expenses of the Series or the Trust as a whole (including investment advisory fees but excluding taxes and portfolio brokerage commissions) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Series are qualified for sale, the Adviser shall pay any such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Series and the Trust shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Trust or belonging to the Series are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Trust or the Series, as the case may be.

    9. It is understood that any of the shareholders, trustees, officers, employees and agents of the Trust may be a partner, shareholder, director, officer, employee or agent of, or be otherwise interested in, the Adviser, any affiliated person of the Adviser, any organization in which the Adviser may have an interest or any organization which may have an interest in the Adviser; that the Adviser, any such affiliated person or any such organization may have an interest in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Partnership Agreement of the Adviser, respectively, or by specific provisions of applicable law.

    10. This Agreement shall become effective as of the date of its execution, and

      (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval;

      (b) this Agreement may at any time be terminated on sixty days' written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

      (c) this Agreement shall automatically terminate in the event of its assignment;

      (d) this Agreement may be terminated by the Adviser on ninety days' written notice to the Trust;

      (e) if the Adviser requires the Trust or the Series to change its name so as to eliminate all references to the words "Loomis" or "Sayles," then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

  Termination of this Agreement pursuant to this section 10 shall be without payment of any penalty.

    11. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Trust shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purposes of voting on such approval.

    12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Trust's Agreement and Declaration of Trust and By-Laws as amended from time to time.

    13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust, to any shareholder of the Trust or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          LOOMIS SAYLES FUNDS,

                                          on behalf of its

                                          NAME OF FUND

                                          By: ____________________________

                                          Name:

                                          Title:

                                          LOOMIS, SAYLES &

                                          COMPANY, L.P.

                                          By: ____________________________

                                          Name:

                                          Title:

  A copy of the Agreement and Declaration of Trust establishing the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Trust's [Name of Fund] series on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                      Appendix C

               CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE ADVISER

  The Adviser acts as investment adviser or sub-adviser to the following mutual funds that have investment objectives similar to those of the Funds, for compensation at the annual percentage rates of the corresponding average net assets levels of those funds, the levels of which as of June 30, 2000 are set forth below.

                                                                                Adviser's
                                              Net Assets                       Relationship
                     Name of Other Fund(s)     of Other                          to Fund
                              with              Fund at                        (Adviser or
   Name of Fund        Similar Objectives    June 30, 2000  Advisory Fee Rate  Sub-Adviser)
   ------------      ---------------------   -------------  -----------------  ------------
Loomis Sayles       None                              N/A  N/A                 N/A
Aggressive Growth
Fund

Loomis Sayles Bond  Loomis Sayles Funds--    $ 25,983,013  .60% on all assets  Adviser
Fund                Loomis Sayles Managed
                    Bond Fund

                    Maxim Series Fund,       $194,104,320  .30% on all asset   Sub-Adviser
                    Inc.--Maxim Loomis
                    Sayles Corporate Bond
                    Portfolio

                    Loomis Sayles Investment $387,709,745  .50% on all assets  Adviser
                    Trust--Loomis Sayles
                    Fixed Income Fund

                    The Managers Funds--     $ 39,775,657  .25% on all assets  Sub-Adviser
                    Managers Bond Fund

Loomis Sayles Core  Nvest Funds Trust I--    $  5,658,486  .535% on the first  Sub-Adviser
Value Fund          Nvest Star Value Fund (1               $200 million
                    segment)                               .35% on the next
                                                           $300 million
                                                           .30% on such assets
                                                           in excess of $500
                                                           million

Loomis Sayles       None                          N/A      N/A                 N/A
Emerging Markets
Fund

                                                                                  Adviser's
                                              Net Assets                         Relationship
                     Name of Other Fund(s)     of Other                            to Fund
                              with             Funds at                          (Adviser or
   Name of Fund        Similar Objectives    June 30, 2000      Fee Rate         Sub-Adviser)
   ------------      ---------------------   -------------      --------         ------------
Loomis Sayles       None                          N/A              N/A               N/A
Global Bond Fund

Loomis Sayles       None                          N/A              N/A               N/A
Global Technology
Fund

Loomis Sayles       Nvest Funds, Trust I--   $204,605,437  .535% on the first    Sub-Adviser
Growth Fund         Nvest Balanced Fund                    $200 million
                    (equity growth segment)                .35% on the next
                                                           $300 million
                                                           .30% on amounts in
                                                           excess of $500
                                                           million

Loomis Sayles High  Loomis Sayles Investment $ 33,434,222  .60% on all assets(1) Adviser
Yield Fund          Trust--Loomis Sayles
                    High Yield Fixed Income
                    Fund

                    Metropolitan Series,     $ 69,521,720  .50% on all assets    Sub-Adviser
                    Inc.--Loomis Sayles High
                    Yield Portfolio

Loomis Sayles       Loomis Sayles Investment $ 20,078,510  .40% on all assets(2) Adviser
Intermediate        Trust--Loomis Sayles
Maturity Bond Fund  Intermediate Duration
                    Fund

Loomis Sayles       Nvest Funds Trust I--    $124,902,990  .40% on the first     Sub-Adviser
International       Nvest International                    $200 million
Equity Fund         Equity Fund                            .35% on amounts in
                                                           excess of $200
                                                           million

                    Nvest Funds Trust I--    $  9,891,576  .65% on the first     Sub-Adviser
                    Nvest Star Worldwide                   $50 million
                    Fund (1 segment)                       .60% on the next
                                                           $50 million
                                                           .55% on such assets
                                                           in excess of $100
                                                           million

----

(1) Loomis Sayles has undertaken to limit the expenses of the Fund to the annual rate of .75% through at least February 1, 2001. For the nine months ended June 30, 2000, Loomis Sayles reimbursed the Fund for expenses at an annual rate of approximately .29%.

(2) Loomis Sayles has undertaken to limit the expenses of the Fund to an annual rate of .55% through at least February 1, 2001. For the nine months ended June 30, 2000 Loomis Sayles reimbursed the Fund for expenses at an annual rate of approximately .48%.

                                                                                  Adviser's
                                                Net Assets                       Relationship
                      Name of Other Fund(s)      of Other                          to Fund
                               with              Fund at                         (Adviser or
   Name of Fund         Similar Objectives    June 30, 2000   Advisory Fee Rate  Sub-Adviser)
   ------------       ---------------------   -------------   -----------------  ------------
Loomis Sayles        Loomis Sayles Investment $  155,403,239 .40% on all         Adviser
Investment Grade     Trust--Loomis Sayles                    assets(3)
Bond Fund            Investment Grade Fixed
                     Income Fund

Loomis Sayles        Loomis Sayles Bond Fund  $1,719,168,650 .60% on all assets  Adviser
Managed Bond Fund

                     Maxim Series Fund,       $  194,109,320 .30% on all assets  Sub-Adviser
                     Inc.--Maxim Loomis
                     Sayles Corporate Bond
                     Fund

                     Loomis Sayles Investment $  387,709,745 .50% on all assets  Adviser
                     Trust--Loomis Sayles
                     Fixed Income Fund

                     The Managers Funds--     $   39,775,657 .25% on all assets  Sub-Adviser
                     Managers Bond Fund

Loomis Sayles Mid-   None                          N/A               N/A             N/A
Cap Value Fund

Loomis Sayles        None                          N/A               N/A             N/A
Municipal Bond Fund

Loomis Sayles        None                          N/A               N/A             N/A
Research Fund

Loomis Sayles        None                          N/A               N/A             N/A
Short-Term Bond
Fund

----

(3) Loomis Sayles has undertaken to limit expenses of the Fund to the annual rate of .55% through at least February 1, 2001. For the nine months ended June 30, 2000, Loomis Sayles reimbursed the Fund at an annual rate of approximately .03%.

                                                                                 Adviser's
                                               Net Assets                       Relationship
                      Name of Other Fund(s)     of Other                          to Fund
                               with              Fund at                        (Adviser or
   Name of Fund         Similar Objectives    June 30, 2000  Advisory Fee Rate  Sub-Adviser)
   ------------       ---------------------   -------------  -----------------  ------------
Loomis Sayles Small  Nvest Funds Trust I--    $   7,979,795 .55% on the first   Sub-Adviser
Cap Growth Fund      Nvest Star Small Cap                   $50 million
                     Fund                                   .50% on such assets
                     (1 segment)                            in excess of $50
                                                            million

                     New England Zenith       $ 450,024,818 .55% on the first   Sub-Adviser
                     Fund--Loomis Sayles                    $25 million
                     Small Cap Series                       .50% on the next
                                                            $75 million
                                                            .45% on the next
                                                            $100 million
                                                            .40% on such assets
                                                            in excess of $200
                                                            million

                     Loomis Sayles Investment $ 123,511,528 .75% on all assets  Adviser
                     Trust--Loomis Sayles                   (4)
                     Small Company Growth
                     Fund

Loomis Sayles Small  Nvest Funds Trust I--    $  27,686,858 .55% on the first   Sub-Adviser
Cap Value Fund       Nvest Star Advisers Fund               $50 million
                     (1 segment)                            .50% on the next
                                                            $200 million
                                                            .475% on such
                                                            assets in excess of
                                                            $250 million

                     Maxim Series Fund,       $  90,876,912 .50% on the first   Sub-Adviser
                     Inc.--Maxim Loomis                     $10 million
                     Sayles Small Cap Value                 .45% on the next
                     Portfolio                              $15 million
                                                            .40% on the next
                                                            $75 million
                                                            .30% on such assets
                                                            over $100 million

----

(4) Loomis Sayles has undertaken to limit the expenses of the Fund to an annual rate of .90% through at least February 1, 2001. For the nine months ended June 30, 2000, Loomis Sayles reimbursed the Fund at an annual rate of approximately .08%.

                                                                                Adviser's
                                              Net Assets                       Relationship
                     Name of Other Fund(s)     of Other                          to Fund
                              with              Fund at                        (Adviser or
   Name of Fund        Similar Objectives    June 30, 2000  Advisory Fee Rate  Sub-Adviser)
   ------------      ---------------------   -------------  -----------------  ------------
                    New England Zenith       $450,024,818  .55% of the first   Sub-Adviser
                    Fund--Loomis Sayles                    $25 million
                    Small Cap Series                       .50% of the next
                                                           $75 million
                                                           .45% of the next
                                                           $100 million
                                                           .40% on such assets
                                                           in excess of $200
                                                           million

                    Loomis Sayles Investment $ 43,858,202  .75% on all         Adviser
                    Trust--Loomis Sayles                   assets(5)
                    Small Company Value Fund

Loomis Sayles U.S.  None                          N/A              N/A             N/A
Government Fund

Loomis Sayles       None                          N/A              N/A             N/A
Worldwide Fund

----

(5) Loomis Sayles has undertaken to limit the expenses of the Fund to the annual rate of .90% through at least February 1, 2001. For the nine months ended June 30, 2000, Loomis Sayles reimbursed the Fund for expenses at an annual rate of approximately .27%.

                                                                      Appendix D

The following table presents information regarding certain Advisory fees and 12b-1 fees paid by the Funds during the last fiscal year.

                                                        Distribution and
                                           Advisory   Shareholder Servicing
                                           Fee Paid   (12b-1) Fees Paid to
              Name of Fund                to Adviser  Adviser's Affiliates
              ------------                ---------- -----------------------
Loomis Sayles Aggressive Growth Fund      $   51,041 $    536 (Retail Class)

Loomis Sayles Bond Fund                   $9,494,667 $137,433 (Retail Class)
                                                     $  3,323 (Admin Class)

Loomis Sayles Core Value Fund             $  380,288 $  2,184 (Retail Class)

Loomis Sayles Emerging Markets Fund              N/A                     N/A

Loomis Sayles Global Bond Fund            $  240,399 $ 15,884 (Retail Class)

Loomis Sayles Global Technology Fund             N/A                     N/A

Loomis Sayles Growth Fund                 $  139,736 $  1,521 (Retail Class)

Loomis Sayles High Yield Fund             $  108,323                     N/A

Loomis Sayles Intermediate Maturity Bond
Fund                                      $   40,062 $  2,391 (Retail Class)

Loomis Sayles International Equity Fund   $  543,750 $    416 (Retail Class)

Loomis Sayles Investment Grade Bond Fund  $   40,491 $  5,871 (Retail Class)

Loomis Sayles Managed Bond Fund           $  205,838 $257,298

Loomis Sayles Mid-Cap Value Fund          $   34,645 $    465 (Retail Class)

Loomis Sayles Municipal Bond Fund         $   34,119                     N/A

Loomis Sayles Research Fund                      N/A                     N/A

Loomis Sayles Short-Term Bond Fund        $   69,499 $  1,542 (Retail Class)

Loomis Sayles Small Cap Value Fund        $2,941,342 $167,609 (Retail Class)
                                                     $  7,110 (Admin Class)

Loomis Sayles Small Cap Growth Fund       $  379,428 $  9,021 (Retail Class)

Loomis Sayles U.S. Government Fund        $   64,112                     N/A

Loomis Sayles Worldwide Fund              $   44,837 $    269 (Retail Class)

                                                                 Appendix E

Shares Outstanding and Entitled to Vote

  For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of the Record Date was as follows:

                                                                   Number
                                                                  of Shares
                                                                 Outstanding
                                                               and Entitled to
Name of Fund                              Class                Vote Per Class
------------                              -----                ---------------
Loomis Sayles Aggressive Growth Fund      Institutional Class    1,231,568.621
                                          Retail Class           1,347,615.384
                                          Admin Class                    4.576
Loomis Sayles Bond Fund                   Institutional Class  142,807,330.704
                                          Retail Class           6,866,841.956
                                          Admin Class              313,998.689
Loomis Sayles Core Value Fund             Institutional Class    2,667,513.573
                                          Retail Class              17,544.872
Loomis Sayles Emerging Markets Fund       Institutional Class      245,823.509
                                          Retail Class               1,799.494
Loomis Sayles Global Bond Fund            Institutional Class    3,411,887.737
                                          Retail Class           1,044,069.618
Loomis Sayles Global Technology Fund      Institutional Class      587,245.929
                                          Retail Class             490,651.106
Loomis Sayles Growth Fund                 Institutional Class    2,830,201.581
                                          Retail Class              69,338.245
                                          Admin Class                   11.374
Loomis Sayles High Yield Fund             Institutional Class    2,605,247.407
Loomis Sayles Intermediate Maturity Bond  Institutional Class    1,181,852.745
  Fund                                    Retail Class             227,176.926
Loomis Sayles International Equity Fund   Institutional Class    6,424,354.154
                                          Retail Class             324,897.463
                                          Admin Class                    9.580
                                          Institutional Class      315,535.249
Loomis Sayles Investment Grade Bond Fund  Retail Class             222,109.505
                                          Class J                2,222,750.000
Loomis Sayles Managed Bond Fund                                  2,332,150.000
Loomis Sayles Mid-Cap Value Fund          Institutional Class      397,004.072
                                          Retail Class              24,194.687
Loomis Sayles Municipal Bond Fund         Institutional Class      560,500.015
Loomis Sayles Research Fund               Institutional Class      201,498.170
Loomis Sayles Short-Term Bond Fund        Institutional Class    2,992,253.720
                                          Retail Class              91,489.681

                                                                  Number
                                                                 of Shares
                                                                Outstanding
                                                              and Entitled to
Name of Fund                              Class               Vote Per Class
------------                              -----               ---------------
Loomis Sayles Small Cap Growth Fund       Institutional Class  9,035,468.550
                                          Retail Class         1,833,881.718
                                          Admin Class                  7.255
Loomis Sayles Small Cap Value Fund        Institutional Class 10,768,946.358
                                          Retail Class         4,469,850.967
                                          Admin Class            539,997.185
Loomis Sayles U.S. Government Securities
  Fund                                    Institutional Class  1,059,880.078
Loomis Sayles Worldwide Fund              Institutional Class    697,961.589
                                          Retail Class            40,969.583

Ownership of Shares

  The table below shows the number and percentage of shares of the Funds held by the Trustees of Loomis Sayles Funds and the percentage of shares owned by the Trustees and officers of the Funds as a group as of June 30, 2000. Except as noted below, Loomis Sayles believes that each Trustee owns beneficially and the Trustees and officers as a group own beneficially, less than 1% of each Fund.

                                                   Number of
                                                     Shares      Percentage
                                                  Beneficially   of Shares
                                                  Owned as of   Beneficially
Name of Fund                 Beneficial Owner    June 30, 2000*    Owned
------------               --------------------- -------------- ------------
Loomis Sayles Aggressive   Trustees and officers   75,762.879      3.48%
  Growth Fund              as a group

Loomis Sayles Core Value   Trustees and officers   67,146.554      2.40%
  Fund                     as a group

Loomis Sayles Emerging     Richard S. Holway        7,067.138      2.86%
  Markets Fund             Trustees and officers   11,056.549      4.47%
                           as a group

Loomis Sayles Global Bond  Trustees and officers  163,677.499      3.68%
  Fund                     as a group

                                                      Number of
                                                        Shares      Percentage
                                                     Beneficially   of Shares
                                                     Owned as of   Beneficially
Name of Fund                    Beneficial Owner    June 30, 2000*    Owned
------------                  --------------------- -------------- ------------
Loomis Sayles Global          Trustees and officers   19,434.705       1.81%
  Technology Fund             as a group

Loomis Sayles Growth Fund     Trustees and officers
                              as a group             151,191.749       5.26%

Loomis Sayles High Yield      Daniel J. Fuss         423,421.609      16.65%
  Fund                        Richard S. Holway       29,585.799       1.16%
                              Trustees and officers  573,584.935      22.56%
                              as a group

Loomis Sayles Intermediate    Trustees and officers   21,864.388       5.90%
  Maturity Fund               as a group

Loomis Sayles Investment      Daniel J. Fuss          12,746.699       2.71%
  Grade Bond Fund             Trustees and officers   21,586.505       4.59%
                              as a group

Loomis Sayles Mid-Cap Value   Trustees and officers    5,246.812       1.19%
  Fund                        as a group

Loomis Sayles Municipal Bond  Daniel J. Fuss          15,906.712       2.69%
  Fund                        Richard S. Holway       28,887.758       4.89%
                              Trustees and officers   66,833.899      11.31%
                              as a group

Loomis Sayles Short-Term      Michael T. Murray       74,248.763       1.97%
  Bond Fund                   Trustees and officers    87,216.49       2.31%
                              as a group

                                                      Number of
                                                        Shares      Percentage
                                                     Beneficially   of Shares
                                                     Owned as of   Beneficially
Name of Fund                    Beneficial Owner    June 30, 2000*    Owned
------------                  --------------------- -------------- ------------
Loomis Sayles U.S.            Trustees and officers   34,136.393       3.28%
  Government Fund             as a group

Loomis Sayles Worldwide Fund  Daniel J. Fuss          37,168.531       5.05%
                              Trustees and officers  198,577.687      26.98%
                              as a group

-----------

* With respect to Mr. Fuss, these amounts include shares owned by individual retirement accounts and the Loomis Sayles Employees' Profit Sharing Plan for Mr. Fuss' benefit, shares owned by Mr. Fuss as custodian for his children and shares owned jointly by Mr. Fuss and his wife. With respect to Mr. Holway, these amounts include shares owned by independent retirement accounts for Mr. Holway's benefit, shares owned jointly by Mr. Holway and his wife and shares owned by Mr. Holway as custodian for his grandchildren. With respect to Mr. Murray, these amounts include shares owned by the Loomis Sayles Employees' Profit Sharing Plan for Mr. Murray's benefit and shares owned jointly by Mr. Murray and his wife. With respect to the Trustees and officers as a group, these amounts include shares owned of record by the Loomis Sayles Employees' Profit Sharing Plan for the accounts of employees and former employees of Loomis Sayles who are Trustees of Loomis Sayles Funds.

  As of July 31, 2000, the following persons owned of record or beneficially 5% or more of the noted class of shares of the noted fund:

                        INSTITUTIONAL CLASS SHARES

Loomis Sayles Aggressive Growth Fund

                                                               Percentage of
           Shareholder                       Address            Shares Held
           -----------                       -------           -------------
Charles Schwab & Co., Inc.          101 Montgomery Street          52.10%
                                    San Francisco, CA 94104

Berklee College of Music, Inc.,     1140 Boylston Street           14.51%
  TTEE Financial Affairs Committee  Boston, MA 02215-3631

National Financial Services Corp.,  200 Liberty Street              7.61%
  FBO Customers                     One World Financial Center
                                    New York, NY 10281-1003

Loomis Sayles Bond Fund

                                                                  Percentage of
         Shareholder                        Address                Shares Held
         -----------                        -------               -------------
Charles Schwab & Co., Inc.     101 Montgomery Street                  45.93%
                               San Francisco, CA 94104

National Financial Services    200 Liberty Street                     13.37%
  Corp., FBO Customers         One World Financial Center
                               New York NY 10281-1003

Merrill Lynch Pierce Fenner &  4800 Deer Lake Drive                    6.80%
  Smith, Inc.                  Jacksonville, FL 32246

Loomis Sayles Core Value Fund

                                                                  Percentage of
         Shareholder                        Address                Shares Held
         -----------                        -------               -------------
Charles Schwab & Co., Inc.     101 Montgomery Street                  34.99%
                               San Francisco, CA 94104

Asbestos Workers               c/o Loomis, Sayles & Company, Inc.     11.73%
  Local No. 84                 Suite 300
  Pension Fund                 1533 North Woodward
                               Bloomfield Hills, MI 48304

Comerica Bank,                 Post Office Box 75000                   5.25%
  FBO City of Livonia Retiree  Detroit, MI 48275
  Health and Disability
  Benefits Plan and Trust

Loomis Sayles Emerging Markets Fund

                                                                  Percentage of
         Shareholder                        Address                Shares Held
         -----------                        -------               -------------
Loomis, Sayles & Company,      One Financial Center                   40.79%
  L.P.                         Boston, MA 02111

Charles Schwab & Co., Inc.     Attn: Mutual Fund Dept.                 9.17%
                               101 Montgomery Street
                               San Francisco, CA 94104-4122

John Francis Gallagher, III    52 Mill Street                          6.87%
  Cynthia Fraser Gallagher,    Sherborn, MA 01770-1272
  Jt. Ten.

Community Foundation For       6601 E. Grant Rd.                       6.18%
  Southern Arizona             Suite 111
                               Tucson, AZ 85715-3847

Loomis Sayles Global Bond Fund

                                                                  Percentage of
            Shareholder                         Address            Shares Held
            -----------                         -------           -------------
Charles Schwab & Co., Inc.            1010 Montgomery Street          34.84%
                                      San Francisco, CA 94104

Fleet National Bank, TTEE Kaman       Post Office Box 92800           17.89%
  Corp. Master Trust Fixed Income     Rochester, NY 14692
  Fund

Wells Fargo Bank, FBO Desert State    Post Office Box 1533            16.36%
  Employee UFCW                       Minneapolis, MN 55480-1533

San Diego Transit Pension Plan        Post Office Box 2511             8.37%
                                      San Diego, CA 92112

Fort Hays University Endowment        610 Park Street                  7.79%
  Association                         Hays, KS 67601-4010

Loomis Sayles Global Technology Fund

                                                                  Percentage of
            Shareholder                         Address            Shares Held
            -----------                         -------           -------------
Loomis, Sayles & Company, L.P.        One Financial Center            17.03%
                                      Boston, MA 02111

National Financial Services Corp.,    200 Liberty Street              11.76%
  FBO Customers                       New York, NY 10281-1003

Merrill Lynch Pierce Fenner & Smith,  4800 Deer Lake Drive             8.95%
  Inc.                                Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.            101 Montgomery Street            8.24%
                                      San Francisco, CA 94104

Bear Stearns Securities Corp.         One Metro Tech Center            5.59%
                                      Brooklyn, NY 11201-3870

Loomis Sayles Growth Fund

                                                                  Percentage of
            Shareholder                         Address            Shares Held
            -----------                         -------           -------------
Charles Schwab & Co., Inc.            101 Montgomery Street           48.27%
                                      San Francisco, CA 94104

Loomis Sayles High Yield Fund

                                                               Percentage of
           Shareholder                       Address            Shares Held
           -----------                       -------           -------------
Charles Schwab & Co., Inc.          101 Montgomery Street          49.76%
                                    San Francisco, CA 94104

Daniel J. Fuss                      44 Longfellow Road             13.18%
                                    Wellesley, MA 02181

Jeffrey L. Meade                    16 Samuel Parlin Drive          5.52%
  Phyllis M. Meade JTTN             Acton, MA 01720-3207

Loomis Sayles Intermediate Maturity Bond Fund

                                                               Percentage of
           Shareholder                       Address            Shares Held
           -----------                       -------           -------------
Charles Schwab & Co., Inc.          101 Montgomery Street          66.68%
                                    San Francisco, CA 94104

Pacific Century Trust,              Post Office Box 1930           26.26%
  Agent for Hawaii Sheet Metal      Honolulu, HI 96805
  Workers Health and Welfare Fund

Loomis Sayles International Equity Fund

                                                               Percentage of
           Shareholder                       Address            Shares Held
           -----------                       -------           -------------
Charles Schwab & Co., Inc.          101 Montgomery Street          28.85%
                                    San Francisco, CA 94104

National Financial Services Corp.,  200 Liberty Street             10.05%
  FBO Customers                     One World Financial Center
                                    New York, NY 10281-1003

Comerica Bank,                      Post Office Box 7500            7.77%
  FBO City of Livonia               MC3446
  Employee Retirement System        Detroit, MI 48275
  Account No. 02 01 100 0302406

Smith Barney, Inc.                  388 Greenwich Street            7.41%
                                    New York, NY 10013-2339

Church Mutual Insurance Co.         3000 Schuster Lane              5.41%
                                    Merrill, WI 54452

Loomis Sayles Investment Grade Bond Fund

                                                                  Percentage of
            Shareholder                        Address             Shares Held
            -----------                        -------            -------------
Charles Schwab & Co., Inc.           101 Montgomery Street            67.66%
                                     San Francisco, CA 94104

State Street Bank and Trust For IRA  555 California Street            13.87%
  of John M. Flynn                   San Francisco, CA 94104-1502

Loomis Sayles Mid-Cap Value Fund

                                                                  Percentage of
            Shareholder                        Address             Shares Held
            -----------                        -------            -------------
Charles Schwab & Co., Inc.           101 Montgomery Street            85.31%
                                     San Francisco, CA 94104

Loomis Sayles Municipal Bond Fund

                                                                  Percentage of
            Shareholder                        Address             Shares Held
            -----------                        -------            -------------
Ann A. Morris, Trustee               1842 Nugent Sound Road           22.70%
  Ann A. Morris Trust                Lummi Island, WA 98262

Elinor J. Rousseau, Trustee          1071 North Renaud                 6.83%
  Elinor J. Rousseau Trust           Grosse Pointe, MI 48236

Richard S. Holway                    73 Sagamore Road                  5.11%
                                     Sagamore Beach, MA 02562

Loomis Sayles Short-Term Bond Fund

                                                                  Percentage of
            Shareholder                        Address             Shares Held
            -----------                        -------            -------------
National Financial Services Corp.,   200 Liberty Street               38.13%
  FBO Customers                      One World Financial Center
                                     New York, NY 10281-1003

Charles Schwab & Co., Inc.           101 Montgomery Street            31.09%
                                     San Francisco, CA 94104

Pacific Century Trust,               Post Office Box 1930              5.57%
  Agent for Hawaii Sheet Metal       Honolulu, HI 96805
  Workers Health and Welfare
  Account

Loomis Sayles Small Cap Growth Fund

                                                                 Percentage of
            Shareholder                        Address            Shares Held
            -----------                        -------           -------------
National Financial Services Corp.,    200 Liberty Street             21.95%
  FBO Customers                       One World Financial Center
                                      New York, NY 10281-1003

Charles Schwab & Co., Inc.            101 Montgomery Street          19.28%
                                      San Francisco, CA 94104

State Street Bank, Trustee FBO        105 Rosemont Road               7.86%
  Allison Engines Savings Plan        Westwood, MA 02090

Loomis Sayles Small Cap Value Fund

                                                                 Percentage of
            Shareholder                        Address            Shares Held
            -----------                        -------           -------------
Smith Barney, Inc.                    388 Greenwich Street           13.89%
                                      New York, NY 10001

Charles Schwab & Co., Inc.            101 Montgomery Street          12.79%
                                      San Francisco, CA 94104

Wells Fargo Bank, FBO Wisconsin       Post Office Box 1533            6.06%
  Public Service Administration       Minneapolis, MN 55480-1533

Bank of New York, FBO IATSE Local 33  Suite 250                       5.01%
  Pension Plan                        700 Flower Street
                                      Los Angeles, CA 90017-4101

Loomis Sayles U.S. Government Securities Fund

                                                                 Percentage of
            Shareholder                        Address            Shares Held
            -----------                        -------           -------------
Charles Schwab & Co., Inc.            101 Montgomery Street          54.34%
                                      San Francisco, CA 94104

Spectrum Automation Co. Employees     34447 Schoolcraft Road          5.37%
  Profit Sharing Trust                Livonia, MI 48150-1398

Loomis Sayles Worldwide Fund

                                                                 Percentage of
            Shareholder                        Address            Shares Held
            -----------                        -------           -------------
Charles Schwab & Co., Inc.            101 Montgomery Street          95.29%
                                      San Francisco, CA 94104

Loomis Sayles Research Fund

                                                                 Percentage of
            Shareholder                        Address            Shares Held
            -----------                        -------           -------------
Loomis, Sayles & Company, L.P.        One Financial Center          100.00%
                                      Boston, MA 02111

                              RETAIL CLASS SHARES

Loomis Sayles Aggressive Growth Fund

                                                                 Percentage of
            Shareholder                        Address            Shares Held
            -----------                        -------           -------------
Chase Manhattan Bank                  Four New York Plaza            33.41%
  Direct Trustee for MetLife          New York NY 10004
  Defined Contribution Group

Charles Schwab & Co., Inc.            101 Montgomery Street          22.32%
                                      San Francisco, CA 94104

National Financial Services Corp.,    200 Liberty Street             12.58%
  FBO Customers                       One World Financial Center
                                      New York, NY 10281-1003

Bankers Trust Company,                100 Plaza One                   7.22%
  FBO Pacific Maritime Association    Jersey City, NJ 07311-3901
  401(k) Plan

Loomis Sayles Bond Fund

                                                                 Percentage of
            Shareholder                        Address            Shares Held
            -----------                        -------           -------------
National Financial Services Corp.,    200 Liberty Street             22.17%
  FBO Customers                       One World Financial Center
                                      New York, NY 10281-1003

Loomis Sayles Core Value Fund

                                                                 Percentage of
            Shareholder                        Address            Shares Held
            -----------                        -------           -------------
National Financial Services Corp.,    200 Liberty Street             47.11%
  FBO Customers                       One World Financial Center
                                      New York, NY 10281

Charles Schwab & Co., Inc.            101 Montgomery Street          31.71%
                                      San Francisco, CA 94104

State Street Bank and Trust Company,  Harbor House 400               10.18%
  Custodian for the IRA of Gerald L.  Key Largo, FL 33037
  Hindman

Donors Forum of Chicago               208 LaSalle Street              5.25%
                                      Chicago, IL 60604-1006

Loomis Sayles Global Bond Fund

                                                                  Percentage of
             Shareholder                        Address            Shares Held
             -----------                        -------           -------------
Charles Schwab & Co., Inc.             101 Montgomery Street          76.71%
                                       San Francisco, CA 94104

National Financial Services Corp.,     200 Liberty Street             12.98%
  FBO Customers                        One World Financial Center
                                       New York, NY 10281-1003

Loomis Sayles Global Technology Fund

                                                                  Percentage of
             Shareholder                        Address            Shares Held
             -----------                        -------           -------------
National Financial Services Corp.,     200 Liberty Street             46.10%
  FBO Customers                        One World Financial Center
                                       New York, NY 10281-1003

Charles Schwab & Co., Inc.             101 Montgomery Street          22.92%
                                       San Francisco, CA 94104

National Investor Services Corp., FBO  55 Water Street                 7.37%
  Customers                            New York, NY 10041-0001

Loomis Sayles Growth Fund

                                                                  Percentage of
             Shareholder                        Address            Shares Held
             -----------                        -------           -------------
Angelo V. Glorioso                     225 Summit Drive               50.57%
                                       Pittsburgh, PA 15238

Charles Schwab & Co., Inc.             101 Montgomery Street          24.76%
                                       San Francisco, CA 94104

Loomis Sayles Intermediate Maturity Bond Fund

                                                                  Percentage of
             Shareholder                        Address            Shares Held
             -----------                        -------           -------------
Charles Schwab & Co., Inc.             101 Montgomery Street          47.25%
                                       San Francisco, CA 94104

Loomis Sayles International Equity Fund

                                                                  Percentage of
             Shareholder                        Address            Shares Held
             -----------                        -------           -------------
Charles Schwab & Co., Inc.             101 Montgomery Street          45.08%
                                       San Francisco, CA 94104

National Financial Services Corp.,     200 Liberty Street             23.00%
  FBO Customers                        One World Financial Center
                                       New York, NY 10281-1003

Loomis Sayles Investment Grade Bond Fund

                                                                  Percentage of
             Shareholder                        Address            Shares Held
             -----------                        -------           -------------
Charles Schwab & Co., Inc.             101 Montgomery Street          63.53%
                                       San Francisco, CA 94104

National Financial Services Corp.,     200 Liberty Street             24.70%
  FBO Customers                        One World Financial Center
                                       New York, NY 10281-1003

Loomis Sayles Mid-Cap Value Fund

                                                                  Percentage of
             Shareholder                        Address            Shares Held
             -----------                        -------           -------------
Charles Schwab & Co., Inc.             101 Montgomery Street          43.69%
                                       San Francisco, CA 94104

LPL Financial Services                 9785 Towne Centre Drive        26.97%
                                       San Diego, CA 92121-1968

Fiserv Security, Inc.                  One Commerce Square            14.67%
                                       2005 Market Street
                                       Philadelphia, PA 19103

Donaldson Lufkin & Jenrette            Post Office Box 2052           10.33%
  Securities Corp., Inc.               Jersey City, NJ 07303

Loomis Sayles Short-Term Bond Fund

                                                                  Percentage of
             Shareholder                        Address            Shares Held
             -----------                        -------           -------------
Charles Schwab & Co., Inc.             101 Montgomery Street          59.33%
                                       San Francisco, CA 94104

National Financial Services Corp.,     200 Liberty Street             27.38%
  FBO Customers                        One World Financial Center
                                       New York, NY 10281

National Investor Services Corp., FBO  55 Water Street                 7.05%
  Customers                            New York, NY 10041

E. Scott Glacken Z. Margaret Glacken   922 Vendome Drive               6.19%
  JT WROS                              Bethesda, MD 20817

                                                                     Appendix F

  Trustees or officers of Loomis Sayles Funds who are also officers or employees of the Adviser or directors of the Adviser General Partner are listed below, along with their title with Loomis Sayles Funds.

                  Daniel J. Fuss, Trustee and President
                  Robert J. Blanding, Executive Vice President
                  Mark W. Holland, Treasurer
                  Sheila M. Barry, Secretary
                  Mark Baribeau, Vice President
                  Pamela N. Czekanski, Vice President
                  E. John deBeer, Vice President
                  William H. Eigen, Jr., Vice President
                  Christopher R. Ely, Vice President
                  Quentin P. Faulkner, Vice President
                  Philip C. Fine, Vice President
                  Kathleen C. Gaffney, Vice President
                  Joseph G. Gatz, Vice President
                  Dean Gulis, Vice President
                  Martha Hodgman, Vice President
                  John Hyll, Vice President
                  Lauriann Kloppenburg, Vice President
                  Warren Koontz, Vice President
                  Eswar Menon, Vice President
                  Tricia Mills, Vice President
                  Alex Muromcew, Vice President
                  Kent P. Newmark, Vice President
                  Bruce G. Picard, Jr., Vice President
                  Lauren B Pitalis, Vice President
                  Richard D. Skaggs, Vice President
                  David L. Smith, Vice President
                  Daniel J. Thelen, Vice President
                  Sandra Tichenor, Vice President
                  John Tribolet, Vice President
                  Jeffrey W. Wardlow, Vice President
                  Anthony J. Wilkins, Vice President

                                                                    LOOM001

[Loomis Sayles Funds Logo]
One Financial Centre
Boston, MA 02111


     TO VOTE BY TELEPHONE:
     -----------------
     1. Read the Proxy Statement and have the Proxy card below at hand.
     2. Call 1-800-690-6903.
     3. Enter the 12-digit number set forth on the Proxy card and follow the simple instructions.

     TO VOTE BY INTERNET:
     ----------------
     1. Read the Proxy Statement and have the Proxy card below at hand.
     2. Go to website www.proxyvote.com.
     3. Enter the 12-digit number set forth on the Proxy card and follow the simple instructions.

     TO VOTE BY MAIL:
     ---------------
     Sign and date your proxy card and return it in the enclosed postage paid envelope. NOTE: Your proxy is not valid unless it is signed.


            Please fold and detach card at perforation before mailing

To vote Mark Blocks in Blue or Black ink as follows: X

                                        PROXY SOLICITED BY THE BOARD OF TRUSTEES
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 5, 2000



The undersigned hereby appoints Sheila M. Barry, Daniel J. Fuss and Mark W. Holland and each of them separately, as proxies, with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Loomis Sayles Funds, on October 5, 2000 at 2:00 p.m. Eastern time, and at any adjournments thereof, all of the shares the Fund that the undersigned would be entitled to vote if personally present. Your vote acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement.

PLEASE VOTE YOUR PROXY TODAY

Prompt response will save expense of additional solizitations.

                        IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.
                        VOTE TODAY BY TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-800-690-6903
                        OR LOG ON TO WWW.proxyvote.com

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

[LOOMIS SAYLES FUND NAME]

Please vote by filling in the appropriate box below.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposal 1.

       Vote on Proposal 1.

       1. Approval of a new Advisory Agreement between the Trust on behalf of the Fund and Loomis, Sayles, & Company, I.P.


                        FOR      AGAINST        ABSTAIN

                        [_]       [_]             [_]


      Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign a full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


 -------------------------    --------       ------------------------  -------
  SIGNATURE                   DATE           SIGNATURE (Joint Owners)  DATE